UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2012

Date of reporting period:  May 31, 2012

Item 1. Reports to Stockholders.

Annual Report

May 31, 2012

BARRETT

GROWTH FUND
Letter to
Shareholders
May 31, 2012

Dear Shareholders:

The Barrett Growth Fund (the “Fund”) declined -5.08 % for the fiscal year ended May 31, 2012.  In comparison, the Fund’s peer group, the Lipper Large Cap Growth Index, declined -2.25% for the same period.  Growth funds in general underperformed the broader average, as measured by the S&P 500 Index which declined by -0.41% for the period.

The Year in Review

The stock market recovery that began in March of 2009 has finally started to falter as investor concerns about the health of European banks and governments continue to mount.  The market recovery in 2009 was based on investors’ expectations that the worst of the financial crisis in the U. S. was over and a slow economic recovery would ensue.  In fact, that scenario has largely unfolded in the U. S., but developments in Europe have not followed the same script.  Over the past two-to-three years, stock market investors have often overlooked European troubles and have responded more favorably to continued strong corporate earnings reports and evidence that the U. S. economy would be able to shrug off European weakness.  At the current time, however, the developing recession in Europe, the lack of political cohesion throughout the Eurozone, and the growing suspicions that Spain and Italy will be next in line for expensive bailouts, have caused investors to pull in their horns and take a “wait-and-see” attitude.

In addition to the European uncertainties, the economic news out of some of the faster growing economies, such as India and China, has also been disappointing.  As a result, the outlook for global economic growth over the next twelve months has fallen into the +2-3% range.  Two of the weakest sectors in the U. S. stock market over the past year have been industrials and energy companies, which are directly affected by slower global growth.  As we approach the release of corporate earnings for the June quarter, we expect the managements of global companies to reflect the more sober worldwide outlook.

Despite all the gloom and doom about the situation in Europe and the uncertainty about tax and spending policies post the U. S. elections in November, the broad U. S. market actually held up relatively well over the past twelve months, better than the daily headlines would suggest.  As referenced above, strong corporate earnings have been one offset to the dreary European news and another being investor interest in companies that have been paying attractive dividends.  In an investment world where it is difficult to find reasonable yields in vehicles such as high quality bonds, dividend yields have provided some support to stock prices.

Investment Outlook

Stock market investors have had to deal with some difficult times over the past decade with Europe being only the last of several unsettling and unpredictable situations.

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GROWTH FUND

Stock market historians, economists and investors know that financial crises have similarities, which have historically included banking failures, currency devaluations, and ultimately pronounced declines in economic activity.  Most recently we witnessed these dislocations in the U. S., and they are now playing out in Europe.  Market participants also know that there are solutions to bank failures and economic weakness, and that these solutions should ultimately provide the antidote to a financial crisis.  The problem investors normally face, however, is that there is a period of time when investors doubt that there will be any resolution and the anxiety is hard to tolerate.  Currently, bond and stock investors appear to be nervously waiting to see at what point, or level of economic distress, will politicians, such as Angela Merkel, provide the leadership to iron out more lasting solutions to the complex structure of the Eurozone.

As we have referenced in prior shareholder letters, we think since the market peaked in 2000 there has been a growing dissatisfaction with stock ownership in the U. S.  The silver lining to shareholder apathy is that stock valuations appear reasonable, which has historically been a backdrop for higher stock prices.  In fact, the market has increased more than +20% over the past two fiscal years, ending May 31, 2012, as measured by the S&P 500.  At the same time many of the problems in Europe have been percolating and the U. S. has experienced a less than normal economic recovery.  One reason for the rise in stock prices is that corporate earnings have recovered so strongly.  Corporate profits have advanced at an even faster rate than stocks.  Another reason is that stocks were coming off one of the worst markets since the 1930s.  To sum up our outlook, we think the U. S. and Europe are at different stages of working off the debt hangover that developed over the previous decade. The U. S. is much further along in working off these excesses, but we expect Europe should find the right path before long.  In the meantime, companies have continued to manage their businesses efficiently, balance sheets for many large corporations have been brimming with cash, and we believe shareholders should be rewarded with higher dividends and higher stock prices over the next several years.

Performance Review

Over the past fiscal year, the best performing stocks were Apple, Visa, Verisk Analytics, Intuit and Yum Brands.  On the flipside, the weakest performing stocks were Freeport Copper and Gold, Potash Corporation, and some smaller companies including Rovi, RealD and Universal Display.  With respect to portfolio attribution, the Fund benefited most from its overweighting in Information Technology and underweighting in Energy.  Conversely, the Fund‘s performance was hindered by its underweighting in Consumer Staples and Health Care.  Our stock selection added value in Industrials but detracted in Information Technology, Consumer Discretionary and Energy.  Since the Fund typically owns between 40 and 50 equity securities, it is not unusual for performance to vary significantly from the S&P 500, or from the

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Lipper Large Cap peer group, where most portfolios contain more than 100 stocks as managers attempt to more closely track their market benchmark.

	Top Ten Holdings (Percent of Net Assets)*		Sector Weightings (Percent of Total Investments)*
1.	Fidelity Institutional Government
	Portfolio - Class I	4.99%
2.	Google, Inc.	4.30%
3.	Visa, Inc.	4.26%
4.	Automatic Data
	Processing, Inc.	3.86%
5.	Costco Wholesale Corp.	3.83%
6.	Tetra Tech, Inc.	3.70%
7.	Verisk Analytics, Inc.	3.54%
8.	Schlumberger Ltd.	3.51%
9.	3M Co.	3.43%
10.	Intuit, Inc.	3.33%

*	Portfolio characteristics are as of May 31, 2012, and are subject to change at any time.

The Portfolio

We are very enthusiastic about the prospects of the companies held in the Fund.  The Fund has always focused on companies that have open-ended growth opportunities.  Most of the companies in the Fund have exposure to opportunities throughout the globe, which reduces their respective dependence on any one economic region.  Not surprisingly, some of the large companies in the Fund, such as IBM and Schlumberger, have operated worldwide for decades.  But even some of the Fund’s relatively smaller companies, such as Donaldson and Tetra Tech, are expanding more recently beyond their traditional market in the U. S.  Although some of our holdings will be affected by a slowdown in China, greater Asia remains one of the key growth opportunities for holdings such as Coach and Yum Brands.  For several decades the technology sector has experienced the greatest growth of all industrial sectors, and the Fund continues to allocate over 30% of assets to the sector.  Teradata Corp, for example, has benefited by its technological capability to provide sophisticated analysis for corporations overwhelmed with customer and corporate data.  Apple has been the innovator in many technologies including mobile computing, and Intuit provides individual and professional tax preparers with more efficient ways to process tax returns.

In our view, most of the holdings in the Fund will likely increase their dividends at a healthy rate going forward.  Many of the companies, such as Microsoft and McDonalds, have increased their dividends at double digit rates over the past few years and continue to forecast higher dividends going forward.  Some other holdings have large cash balances and have recently instituted dividends after many years of only reinvesting their excess cash.  We are encouraged that company boards and

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GROWTH FUND

managements appear more focused on paying higher dividends to shareholders than they have in the past, when they seemed more intent to repurchase shares and make acquisitions.  We remain confident in the outlook for the Fund’s holdings.

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of May 31, 2012.  These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility.  These risks are magnified in emerging markets.  The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.  The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.  The S&P 500® Index is a capitalization weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.  An index is unmanaged.  Investors cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

BARRETT

GROWTH FUND

Expense Example – May 31, 2012 (Unaudited)

As a shareholder of the Barrett Growth Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period (December 1, 2011 – May 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2011 to
	December 1, 2011	May 31, 2012	May 31, 2012

Actual Barrett Growth Fund Expenses	$1,000.00	$1,030.70	$6.35

Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,018.75	$6.31

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 12/31/01.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any fees or expenses.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

		Average Annual Total Returns
		as of May 31, 2012
		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	(5.08)%	8.14%	(3.73)%	1.57%
--■--	S&P 500® Index	(0.41)%	14.92%	(0.92)%	4.14%
–♦–	Lipper Large-Cap
	Growth Funds Index	(2.25)%	13.97%	0.60%	3.31%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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GROWTH FUND

Schedule of Investments
May 31, 2012

Shares		Value

	COMMON STOCKS - 94.08%

	Chemical Manufacturing - 3.04%
6,500	Ecolab, Inc.	$410,865

	Computer and Electronic
	Product Manufacturing - 7.65%
750	Apple, Inc. (a)	433,298
14,000	EMC Corp. (a)	333,900
4,000	Teradata Corp. (a)	265,920
		1,033,118
	Consumer
	Durables & Apparel - 2.99%
6,000	Coach, Inc.	404,700

	Consumer Services - 5.28%
9,000	Dunkin Brands Group, Inc.	292,230
6,000	Yum! Brands, Inc.	422,160
		714,390
	Credit Intermediation and
	Related Activities - 7.21%
12,000	JPMorgan Chase & Co.	397,800
5,000	Visa, Inc. - Class A	576,000
		973,800
	Data Processing, Hosting
	and Related Services - 3.86%
10,000	Automatic Data Processing, Inc.	521,500

	Food Services and
	Drinking Places - 2.64%
4,000	McDonald’s Corp.	357,360

	General Merchandise
	Stores - 3.83%
6,000	Costco Wholesale Corp.	518,340

	Insurance Carriers and
	Related Activities - 3.54%
10,000	Verisk Analytics, Inc. (a)	479,000

	Machinery
	Manufacturing - 3.17%
12,000	Donaldson Co., Inc.	429,240

	Materials - 3.46%
4,500	E.I. du Pont de Nemours & Co.	217,170
3,500	Freeport-McMoRan
	Copper & Gold, Inc.	112,140
3,500	Potash Corp. of
	Saskatchewan, Inc. - ADR	138,355
		467,665
	Miscellaneous
	Manufacturing - 4.96%
5,500	3M Co.	464,255
4,000	Stryker Corp.	205,800
		670,055
	Oil and Gas Extraction - 2.64%
6,000	Devon Energy Corp.	357,120

	Other Information
	Services - 4.84%
2,500	Facebook, Inc. - Class A (a)	74,075
1,000	Google, Inc. - Class A (a)	580,860
		654,935
	Professional, Scientific, and
	Technical Services - 6.65%
7,000	Accenture PLC - Class A	399,700
20,000	Tetra Tech, Inc. (a)	499,800
		899,500

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Schedule of Investments
May 31, 2012

Shares		Value

	Publishing Industries
	(except Internet) - 8.68%
10,000	Microsoft Corp.	$291,900
11,000	MSCI, Inc. - Class A (a)	371,910
10,000	Oracle Corp.	264,700
10,000	Rovi Corp. (a)	244,300
		1,172,810
	Retailing - 2.05%
5,000	Tiffany & Co.	276,950

	Software & Services - 5.89%
1,800	International Business
	Machines Corp.	347,220
8,000	Intuit, Inc.	449,840
		797,060
	Support Activities
	for Mining - 3.51%
7,500	Schlumberger Ltd.	474,375

	Transportation - 3.43%
2,500	Norfolk Southern Corp.	163,800
4,000	United Parcel Service,
	Inc. - Class B	299,760
		463,560
	Transportation Equipment
	Manufacturing - 4.76%
14,000	Johnson Controls, Inc.	421,960
3,000	United Technologies Corp.	222,330
		644,290
	Total Common Stocks
	Cost ($10,202,281)	12,720,633

	SHORT-TERM
	INVESTMENTS - 5.99%

	Money Market Fund - 5.99%
135,173	First American
	Government Obligations
	Fund, 0.016% (b)	135,173
675,000	Fidelity Institutional
	Government Portfolio -
	Class I, 0.010% (b)	675,000
	Total Short-Term Investments
	Cost ($810,173)	810,173
	Total Investments
	(Cost $11,012,454) - 100.07%	13,530,806
	Liabilities in Excess of
	Other Assets - (0.07)%	(8,901)
	Total Net Assets - 100.00%	$13,521,905

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2012.

The accompanying notes are an integral part of these financial statements.

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GROWTH FUND

Statement of Assets and Liabilities
May 31, 2012

ASSETS
Investments, at value (cost $11,012,454)	$13,530,806
Dividends and interest receivable	20,746
Receivable from Adviser	4,717
Receivable for Fund shares sold	24
Other assets	10,213
Total assets	13,566,506

LIABILITIES
Payable for distribution fees	993
Payable to affiliates	18,927
Accrued expenses and other liabilities	24,681
Total liabilities	44,601

NET ASSETS	$13,521,905

NET ASSETS CONSIST OF:
Paid-in capital	$13,987,860
Accumulated undistributed net investment income	17,721
Accumulated net realized loss	(3,002,028)
Net unrealized appreciation on investments	2,518,352
Net Assets	$13,521,905

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,341,535

Net asset value, redemption price and offering price per share	$10.08

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Operations
For the Year Ended May 31, 2012

INVESTMENT INCOME
Dividend income1	$189,504
Interest income	54
Total investment income	189,558

EXPENSES
Advisory fees	137,469
Transfer agent fees and expenses	40,908
Administration fees	36,926
Fund accounting fees	25,494
Federal and state registration fees	18,909
Legal fees	17,611
Audit and tax fees	15,989
Chief Compliance Officer fees and expenses	10,005
Trustees’ fees and related expenses	6,786
Custody fees	4,839
Reports to shareholders	3,915
Other expenses	4,619
Total expenses	323,470
Less waivers and reimbursement by Adviser (Note 4)	(151,633)
Net expenses	171,837

Net investment income	17,721

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments	(194,747)
Net change in unrealized depreciation on investments	(690,390)
Net realized and unrealized loss on investments	(885,137)

Net decrease in net assets from operations	$(867,416)

1	Net of $299 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

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GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2012	May 31, 2011

FROM OPERATIONS
Net investment income (loss)	$17,721	$(9,835)
Net realized gain (loss) from investments	(194,747)	38,387
Net change in unrealized appreciation
(depreciation) on investments	(690,390)	2,567,767
Net increase (decrease) in net assets from operations	(867,416)	2,596,319

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	237,625	536,486
Cost of shares redeemed	(1,232,711)	(1,303,062)
Net decrease in net assets from capital share transactions	(995,086)	(766,576)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,862,502)	1,829,743
NET ASSETS:
Beginning of year	15,384,407	13,554,664
End of year	$13,521,905	$15,384,407

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME	$17,721	$—

The accompanying notes are an integral part of these financial statements.

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GROWTH FUND

Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended	Year Ended
	May 31, 2012	May 31, 2011
NET ASSET VALUE
Beginning of period	$10.62	$8.89
OPERATIONS
Net investment income (loss)2	0.01	(0.01)
Net realized and unrealized
gain (loss) on investments	(0.55)	1.74
Total from
investment operations	(0.54)	1.73
LESS DISTRIBUTIONS
Distributions from net
investment income	—	—
NET ASSET VALUE
End of period	$10.08	$10.62
Total return5	(5.08)%	19.46%
Net assets at end of period
(000s omitted)	$13,522	$15,384
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement6	2.35%	2.46%
After expense reimbursement6	1.25%	1.25%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement6	(0.97)%	(1.28)%
After expense reimbursement6	0.13%	(0.07)%
Portfolio turnover rate5	19%	47%

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Financial Highlights (Cont’d)

Period Ended	Years Ended June 30,
May 31, 20101	2009	2008	2007
NET ASSET VALUE
Beginning of period	$7.95	$10.98	$12.04	$10.53
OPERATIONS
Net investment income (loss)2	(0.01)	0.00	3	(0.02)	0.00	3
Net realized and unrealized
gain (loss) on investments	0.95	(3.03)	(1.04)	1.51
Total from
investment operations	0.94	(3.03)	(1.06)	1.51
LESS DISTRIBUTIONS
Distributions from net
investment income	—	—	0.00	3	—
NET ASSET VALUE
End of period	$8.89	$7.95	$10.98	$12.04
Total return5	11.82%	(27.60)%	(8.78)%	14.34%
Net assets at end of period
(000s omitted)	$13,555	$12,268	$18,956	$21,078
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement6	3.13%	3.59%	2.42%	2.51%
After expense reimbursement6	1.25%	1.25%	1.25%	1.25%
RATIO OF NET INVESTMENT
INCOME (LOSS)
TO AVERAGE NET ASSETS
Before expense reimbursement6	(2.01)%	(2.34)%	(1.30)%	(1.24)%
After expense reimbursement6	(0.13)%	0.00	%4	(0.13)%	0.02%
Portfolio turnover rate5	40%	71%	93%	79%

1	The Fund changed its fiscal year end from June 30 to May 31. This period represents activity from July 1, 2009 through May 31, 2010.
2	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3	Amount is less than 0.5 cent per share.
4	Amount is less than 0.005%.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Notes to the Financial Statements
May 31, 2012

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”), serves as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

2.	Significant	The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These
	Accounting	policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
Policies
a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

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Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks1	$12,720,633	$—	$—	$12,720,633
Short-Term Investments	810,173	—	—	810,173
Total Assets	$13,530,806	$—	$—	$13,530,806

1 See the Schedule of Investments for industry classification.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. During the year ended May 31, 2012, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any financial derivative instruments during the reporting period.

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b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2008.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend

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income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.	Federal Tax	The Fund did not pay any distributions during the fiscal years ended May 31, 2012 and May 31, 2011.
Matters
The components of accumulated earnings (losses) on a tax basis as of May 31, 2012 were as follows:

Cost basis of investments for federal
income tax purposes	$11,012,454
Gross tax unrealized appreciation	$3,057,695
Gross tax unrealized depreciation	(539,343)
Net tax unrealized appreciation (depreciation)	2,518,352
Undistributed ordinary income	17,721
Undistributed long-term capital gain	—
Total distributable earnings	17,721
Other accumulated losses	(3,002,028)
Total accumulated losses	$(465,955)

At May 31, 2012, the Fund had capital loss carryovers of $1,960,247 and $847,034, which will expire on May 31, 2017 and May 31, 2018, respectively, as well as short-term capital losses of $194,747, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended May 31, 2012, prior to any other amounts.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2012, the following reclassifications were made for permanent tax adjustments related to the expiration of capital loss carryovers:

Accumulated Net Realized Gain (Loss)	$92,741
Paid-in Capital	$(92,741)

4.	Investment Adviser	The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2013, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or

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contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended May 31, 2012, expenses of $151,633 were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2013	$241,879
May 31, 2014	$176,419
May 31, 2015	$151,633

5.	Distribution	The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on -behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the
	Plan	“Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended May 31, 2012, the Fund did not incur expenses related to the 12b-1 Plan.

6.	Related Party Transactions	U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended May 31, 2012, the Fund incurred $36,926 in administration fees. At May 31, 2012, the Administrator was owed fees of $5,209.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. For the year ended May 31, 2012, the Fund incurred $25,494, $40,908, and $4,839 in fund accounting, transfer agency, and custody fees, respectively. At May 31, 2012, fees of $4,235, $7,335, and $477 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

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Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2012, the Fund was allocated $10,005 of the Trust’s Chief Compliance Officer fee. At May 31, 2012, fees of $1,671 were owed by the Fund for the Chief Compliance Officer’s services.

7.	Capital Share	Transactions in shares of the Fund were as follows:
Transactions

	Year Ended	Year Ended
	May 31, 2012	May 31, 2011
Shares sold	23,049	53,269
Shares redeemed	(129,669)	(130,576)
Net decrease	(106,620)	(77,307)

8.	Investment	The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2012, were $2,586,316 and
	Transactions	$4,120,839, respectively. For the year ended May 31, 2012, there were no purchases or sales of U.S. government securities for the Fund.

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Report of	To the Shareholders and Board of Trustees
Independent	Barrett Growth Fund
Registered	(Trust for Professional Managers)
Public
Accounting Firm
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Growth Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  Financial highlights for the years indicated prior to the period ended May 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrett Growth Fund as of May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 30, 2012

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GROWTH FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information
(Unaudited)

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (877) 363-6333.

INDEPENDENT TRUSTEES

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of	27	Independent
615 E. Michigan St.		Term; Since	Accounting, Marquette		Trustee, USA
Milwaukee, WI 53202		August 22,	University (2004–Present).		MUTUALS
Age: 57		2001			(an open-end
investment
company
with two
portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	27	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc. (airline		Trustee, USA
Milwaukee, WI 53202		August 22,	company) (1986–Present).		MUTUALS
Age: 55		2001			(an open-end
investment
company
with two
portfolios).

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Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INDEPENDENT TRUSTEES (Continued)
Jonas B. Siegel	Trustee	Indefinite	Retired; Managing Director,	27	Independent
615 E. Michigan St.		Term; Since	Chief Administrative Officer		Trustee, Gottex
Milwaukee, WI 53202		October 23,	(“CAO”) and Chief		Multi-Asset
Age: 69		2009	Compliance Officer (“CCO”),		Endowment
			Granite Capital International		Fund complex
			Group, L.P. (an investment		(three closed-
			management firm)		end investment
			(1994–2011); Vice President,		companies);
			Secretary, Treasurer and CCO		Independent
			of Granum Series Trust (an		Trustee, Gottex
			open-end investment company)		Multi-
			(1997–2007); President, CAO		Alternatives
			and CCO, Granum		Fund complex
			Securities, LLC (a broker-dealer)		(three closed-
			(1997–2007).		end investment
companies);
Independent
Manager,
Ramius IDF,
Fund Complex
(two closed-
end investment
companies).

INTERESTED TRUSTEE AND OFFICERS

Joseph C. Neuberger1	Chairperson,	Indefinite	Executive Vice President,	27	Trustee,
615 E. Michigan St.	President	Term; Since	U.S. Bancorp Fund		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Services, LLC (1994–Present).		(an open-end
Age: 50	Trustee	2001			investment
company
with ten
portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company
with two
portfolios).

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Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INTERESTED TRUSTEE AND OFFICERS (Continued)

John Buckel	Vice	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 10,	Services, LLC (2004–Present).
Age: 54	and	2008 (Vice
	Principal	President);
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	January 26,	Services, LLC (2001–Present).
Age: 65	Compliance	2011
Officer and
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and Legal	N/A	N/A
615 E. Michigan St.		Term; Since	Compliance Officer,
Milwaukee, WI 53202		November 15,	U.S. Bancorp Fund
Age: 32		2005	Services, LLC (2004–Present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 10,	Services, LLC (2002–Present).
Age: 38		2008

Jesse Schmitting	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		July 21,	Services, LLC (2008–Present).
Age: 30		2011

________

1
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio  44145

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2012	FYE 5/31/2011
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2500	$2500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2012	FYE 5/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2012	FYE 5/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

 (b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ Joseph Neuberger
Joseph Neuberger, President

Date    August 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Joseph Neuberger
Joseph Neuberger, President

Date    August 7, 2012

By (Signature and Title)*    /s/ John Buckel
John Buckel, Treasurer

Date    August 7, 2012

* Print the name and title of each signing officer under his or her signature.